UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2022
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado	333-212006	84-0464189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster,	Colorado	80234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 7.01    Regulation FD Disclosure.

Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed a modified contract termination payment (“CTP”) tariff with the Federal Energy Regulatory Commission (“FERC”) on September 1, 2021, FERC Docket No. ER21-2818. A copy of the CTP tariff filed with FERC is attached to this report as Exhibit 99.1.

In Tri-State’s Current Report on Form 8-K, dated December 20, 2021 (“December 20 8-K”), Tri-State reported that United Power, Inc. (“United Power”) provided Tri-State with a non-binding notice that United Power intends to withdraw from membership in Tri-State with a January 1, 2024 withdrawal effective date. Subsequent to United Power's non-binding notice, Tri-State also received non-binding notices of intent to withdraw from membership in Tri-State from Poudre Valley Rural Electric Association (“Poudre Valley”) and Northwest Rural Public Power District (“Northwest”) with a January 1, 2024 withdrawal effective date. We filed certain answers to these non-binding notices with FERC explaining that non-binding notices are defective under the CTP tariff and therefore a nullity.

In correction of the December 20 8-K, Tri-State’s CTP filing also included the CTP amount for each utility member assuming a January 1, 2024 withdrawal date. The reference to a January 1, 2025 withdrawal date was in error, based upon a typographical error contained in Tri-State’s filing at FERC. A copy of the CTP amount for each utility member assuming a January 1, 2024 withdrawal date filed with FERC on September 1, 2021 is attached to this report as Exhibit 99.2.

In Tri-State’s prior July 19, 2021 filing with FERC, a CTP amount for each utility member was also included. However, the July 19, 2021 CTP amount contained a mathematical error that was corrected in Tri-State’s September 1, 2021 CTP filing. Tri-State stated in its September 1, 2021 CTP filing that it is prepared to honor the CTP calculations that were included in the July 19, 2021 FERC filing for notices of intent to withdrawal received until April 1, 2022, when the CTP amounts will be updated in accordance with the procedures proposed in the modified CTP tariff. The CTP amount included in the July 19, 2021 FERC filing for United Power, Poudre Valley, and Northwest were $1,508,674,854, $728,691,201, and $41,157,550, respectively.

United Power, Poudre Valley, and Northwest represented 17.99 percent, 8.42 percent, and 0.55 percent, respectively, of Tri-State’s utility member revenue in 2020.

The information contained in this Item 7.01, Exhibit 99.1, and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01, Exhibit 99.1, and Exhibit 99.2 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1 – Modified Contract Termination Payment Methodology and Procedure
99.2 – Contract Termination Payment Amount filed September 1, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: January 11, 2022	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer